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                       Skyline Special Equities Portfolio

                        Supplement dated August 29, 2003
                                       to
                 Prospectus of Skyline Funds dated March 1, 2003

Effective immediately, the section entitled "Information on Purchasing Shares - Anti-Money Laundering Compliance" beginning on page 12 of the Prospectus is deleted and replaced with the following:

ANTI-MONEY LAUNDERING COMPLIANCE

         The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors before a new account is opened: FULL NAME, DATE OF BIRTH, SOCIAL SECURITY NUMBER, AND PERMANENT STREET ADDRESS. CORPORATE, TRUST, AND OTHER ENTITY ACCOUNTS REQUIRE ADDITIONAL DOCUMENTATION. We will use this information to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you to assist us in verifying your identity. In the event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value.

         If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.